UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

CORBUS PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37348	46-4348039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 River Ridge Drive, Norwood, MA		02062
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 963-0100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 14, 2016, Corbus Pharmaceuticals Holdings, Inc. (the “Company”) announced that it was hosting a conference call to provide an update on the Company’s Phase 2 diffuse cutaneous systemic sclerosis (“systemic sclerosis”) clinical program. A copy of the press release announcing the conference call is attached hereto as Exhibit 99.1. The Company is using the slides attached hereto as Exhibit 99.2 in connection with the conference call.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01.	Other Events

On November 14, 2016, the Company announced positive topline results from its Phase 2 study evaluating Resunab (“JBT-101”) for the treatment of diffuse cutaneous systemic sclerosis (“systemic sclerosis”). JBT-101 out-performed placebo in the American College of Rheumatology (ACR) Combined Response Index in diffuse cutaneous Systemic Sclerosis (CRISS) score, reaching 33% at week 16, versus 0% for placebo. The higher the CRISS score the greater the improvement; a CRISS score ≥ 20% (CRISS20) can be considered a medically meaningful improvement. The difference in CRISS scores between JBT-101 and placebo groups over the trial period was significant (p = 0.044). Differences in categorical levels of CRISS responses and changes from baseline in the five individual domains of the CRISS score also supported clinical benefit of JBT-101.

The multi-center, double-blind, randomized, placebo-controlled Phase 2 study evaluated JBT-101’s clinical benefit and safety in 27 subjects who received JBT-101 and 15 who received placebo. Subjects had disease duration up to 6 years and were allowed to receive stable doses of immunosuppressive drugs during this study. Subjects were randomized (2 to 1 overall JBT-101 to placebo ratio) to receive JBT-101 for the first four weeks at 5 mg once a day (n = 9), 20 mg once a day (n = 9), or 20 mg twice a day (n = 9) or placebo for the first four weeks, then all JBT-101 subjects received 20 mg twice a day for the next 8 weeks. All subjects were followed off study drug from weeks 13 through 16.

The primary efficacy objective was to evaluate clinical benefit in all subjects who received JBT-101 versus subjects who received placebo using the ACR CRISS score, a measure of improvement in systemic sclerosis. The CRISS is an exponentially weighted algorithm of change from baseline that includes the modified Rodnan skin score (mRSS), a measure of skin thickening, physician global assessment (MDGA), patient global assessment (PtGA), and Health Assessment Questionnaire - Disability Index (HAQ-DI), and forced vital capacity (FVC).

Results:

The median (25th percentile, 75th percentile) CRISS scores for the combined JBT-101 group and the placebo group at Weeks 4, 8, 12, and 16 are provided in the table below. The difference in CRISS scores between JBT-101 and placebo groups over the trial period was significant (p = 0.044), 1-sided mixed model repeated measures using rank transformed data.

Group	Median CRISS Score[1], % (25th percentile, 75th percentile)
	Week 4	Week 8	Week 12	Week 16
JBT-101 n = 26	3% (0.6%, 11.4%)	19% (0.3%, 69.2%)	27.5% (1.9%, 67.8%)	33% (0.8%, 82.1%)
Placebo n = 15	1% (0.3%, 8.8%)	1% (0.1%, 15.2%)	1% (0.1%, 60.1%)	0% (0.1%, 16%)

1)	Modified intent to treat population, last observation carried forward

Results of secondary efficacy outcome measures supported the finding of clinical benefit of JBT-101, including numerical superiority of JBT-101 in each of the five domains of the CRISS score, with divergence starting early at Week 4 or Week 8.

There were no serious, severe, or unexpected adverse events related to JBT-101. One of 27 subjects (3.7% of subjects) who received JBT-101 withdrew from the study for an adverse event which was moderate dizziness.

The primary treatment period has been completed and subjects are now enrolled in a one- year open label extension to obtain data on long-term safety and durability of response. The Company received approval for an open-label extension to its Phase 2 clinical study of JBT-101 for systemic sclerosis from the U.S. Food and Drug Administration (“FDA”) in April of 2016. The open-label extension enables all the participants in the study to receive JBT-101 for an additional 12 months.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 14, 2016 by Corbus Pharmaceuticals Holdings, Inc.

99.2	Presentation of Corbus Pharmaceuticals Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORBUS PHARMACEUTICALS HOLDINGS, INC.

Dated: November 14, 2016	By:	/s/ Yuval Cohen
	Name:	Yuval Cohen
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated November 14, 2016 by Corbus Pharmaceuticals Holdings, Inc.

99.2	Presentation of Corbus Pharmaceuticals Holdings, Inc.